UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 15, 2008

(Date of earliest event reported)

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 SOUTH MAIN STREET, CULPEPER, VIRGINIA	22701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 829-1633

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)	On February 15, 2008, the Personnel and Compensation Committee of the Board of Directors of Virginia Financial Group, Inc. (“VFG”) authorized the payment of the following cash bonuses to VFG’s named executive officers:

Name	Title	Cash Bonus
O. R. Barham, Jr.	President and Chief Executive Officer	$51,471

Jeffrey W. Farrar	Executive Vice President and Chief Financial Officer	$22,274

James T. Huerth	President and Chief Executive Officer, Planters Bank and Trust Company, Inc. (Subsidiary of VFG)	$21,406

Litz H. Van Dyke	Executive Vice President and Chief Operation Officer	$25,641

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virginia Financial Group, Inc.

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

Date: February 20, 2008